Federated MDT Small Cap Growth Fund
A Portfolio of Federated MDT Series
CLASS A SHARES (TICKER QASGX)
CLASS B SHARES (TICKER QBSGX)
CLASS C SHARES TICKER QCSGX)
INSTITUTIONAL SHARES (TICKER QISGX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2015
Effective June 8, 2016, the Board of Trustees of Federated MDT Small Cap Growth Fund (the “Fund”) has approved a reduction in the Fund's management fee from 1.15% to 0.99% of the Fund's average daily net assets.
1. Under the heading entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please replace the “Fee Table” and “Example” in their entirety with the following:
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B), Class C Shares (C) and Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., Class A Shares) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 7.
Shareholder Fees (fees paid directly from your investment)	A	B	C	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.99%	0.99%	0.99%	0.99%
Distribution (12b-1) Fee	0.00%[2]	0.75%	0.75%	None
Other Expenses	1.00%	1.00%	1.00%	0.75%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	2.00%	2.75%	2.75%	1.75%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.86)%	(0.86)%	(0.86)%	(0.86)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14%	1.89%	1.89%	0.89%

1	The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to a reduction in the stated, gross Management Fee for the Fund.
2	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred or charged by the A class of the Fund. The A class of the Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).
3	The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 8, 2016, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, expenses allocated from affiliated partnerships, line of credit expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.88%, 1.88% and 0.88% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) July 1, 2017; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$742	$1,143	$1,568	$2,749
Expenses assuming no redemption	$742	$1,143	$1,568	$2,749
B:
Expenses assuming redemption	$828	$1,253	$1,654	$2,900
Expenses assuming no redemption	$278	$853	$1,454	$2,900
C:
Expenses assuming redemption	$378	$853	$1,454	$3,080
Expenses assuming no redemption	$278	$853	$1,454	$3,080
IS:
Expenses assuming redemption	$178	$551	$949	$2,062
Expenses assuming no redemption	$178	$551	$949	$2,062
June 8, 2016

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453194 (6/16)
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